UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2005

_________________

CHAMPPS ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-22639 (Commission File Number)	04-3370491 (I.R.S.Employer Identification No.)

10375 Park Meadows Drive, Suite 560, Littleton, Colorado 80124
(Address of principal executive offices)(Zip Code)

(303) 804-1333
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2, below):

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

         On August 17, 2005, Michael O'Donnell, the Chairman of the Board, Chief Executive Officer and President of Champps Entertainment, Inc. (the “Company”) implemented certain changes in the management of the Company; including appointing Richard Scanlan to serve as the Company’s new Vice President, Chief Operating Officer and appointing David D. Womack to serve as the Company’s new Vice President, Treasurer and Chief Financial Officer to replace Frederick J. Dreibholz who previously served as the Company’s Vice President, Tresurer and Chief Financial Officer.

         In connection with the appointment of Richard Scanlan to serve as the Company’s Vice President, Chief Operating Officer, on August 17, 2005 the Company and Mr. Scanlan entered into an employment agreement. The following summary of Mr. Scanlan’s employment agreement is qualified in its entirety by reference to the text of his employment agreement, a copy of which is attached as Exhibit 10.1 hereto. Under Mr. Scanlan’s employment agreement, the Company will pay Mr. Scanlan a base salary of $200,000 plus bonus potential of up to 40% of his annual base salary pursuant to criteria contained in the Company’s Corporate Bonus Plan. Mr. Scanlan will be eligible to participate in the Company’s present and future employee benefits and shall be entitled to life insurance and long-term disability coverage at two times his annual base salary and an automobile allowance. The Company agrees to grant Mr. Scanlan 32,000 shares of restricted common stock that vest over three years and 70,000 shares of restricted stock that vest after the seventh year of his employment or sooner upon satisfaction of certain average market price maintenance requirements. If Mr. Scanlan’s employment with the Company is terminated by the Company without cause (as defined in Mr. Scanlan’s employment agreement), the Company shall pay him compensation equal to four months of his base pay in four equal monthly installments.

         In connection with the appointment of David D. Womack to serve as the Company’s new Vice President, Treasurer and Chief Financial Officer, on August 17, 2005 the Company and Mr. Womack entered into an employment agreement. The following summary of Mr. Womack’s employment agreement is qualified in its entirety by reference to the text of his employment agreement, a copy of which is attached as Exhibit 10.2 hereto. Under Mr. Womack’s employment agreement, the Company will pay Mr. Womack a base salary of $200,000 plus bonus potential of up to 30% of his annual base salary pursuant to criteria contained in the Company’s Corporate Bonus Plan. Mr. Womack will be eligible to participate in the Company’s present and future employee benefits and shall be entitled to life insurance and long-term disability coverage at two times his annual base salary and an automobile allowance. The Company agrees to grant Mr. Womack 32,000 shares of restricted common stock that vest over three years and 60,000 shares of restricted stock that vest after the seventh year of his employment or sooner upon satisfaction of certain average market price maintenance requirements. If Mr. Womack's employment with the Company is terminated by the Company without cause (as defined in Mr. Womack’s employment agreement), the Company shall pay him compensation equal to four months of his base pay in four equal monthly installments.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On August 17, 2005, Michael O'Donnell, the Chairman of the Board, Chief Executive Officer and President of the Company implemented certain changes in the management of the Company; including appointing Richard Scanlan to serve as the Company’s new Vice President, Chief Operating Officer and appointing David D. Womack to serve as the Company’s new Vice President, Treasurer and Chief Financial Officer to replace Frederick J. Dreibholz who previously served as the Company’s Vice President, Treasurer and Chief Financial Officer. The press release issued by the Company concerning these actions is attached hereto as Exhibit 99.1.

         Mr. Scanlan most recently served as the Vice President of Operations for Sbarro, Inc. from November 2004 to August 2005 and was specifically responsible for creating and opening its new full service concept “Carmela’s”. From February 2000 to November 2004, he served as senior Director of Operations for Hard Rock Cafe and from August 1997 to February 2000, Mr. Scanlan worked for the Company as a Director of Operations. He is 46 years old.

         There are no family relationships between Mr. Scanlan and any of the Company’s other directors or executive officers. Except for the employment agreement described herein, there are no transactions between the Company and Mr. Scanlan requiring disclosure under this Item 5.02.

         Mr. Womack most recently served as our Vice President and Controller since June 2005. He first started with the Company in April 2002 as our Controller, left the Company in September 2004 and returned in June 2005. During his absence from the Company, he served as Vice President and Controller for VICORP Restaurants, Inc. From April 1997 until April 2002, Mr. Womack served in various capacities including Controller, Chief Financial Officer and Chief Executive Officer for the Wynkoop Brewing Company. He is 42 years old.

         There are no family relationships between Mr. Womack and any of the Company’s other directors or executive officers. Except for the employment agreement described herein, there are no transactions between the Company and Mr. Womack requiring disclosure under this Item 5.02.

         On August 16, 2005, Frederick J. Dreibholz, our former Vice President, Treasurer and Chief Financial Officer, ceased his employment relationship with the Company.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Number	Description

10.1	Employment Agreement dated August 17, 2005 between the Company and Richard Scanlan.

10.2	Employment Agreement dated August 17, 2005 between the Company and David D. Womack.

99.1	Press Release dated August 18, 2005

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2005	Champps Entertainment, Inc. (Registrant) By: /s/ Michael P. O'Donnell Name: Michael P. O'Donnell Title: Chief Executive Officer

EXHIBIT INDEX

Number	Description

10.1	Employment Agreement dated August 17, 2005 between the Company and Richard Scanlan.

10.2	Employment Agreement dated August 17, 2005 between the Company and David D. Womack.

99.1	Press Release dated August 18, 2005